UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2005

Exact Name of Registrant as Specified
	in Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant. Neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 2.02. Results of Operations and Financial Condition
     Certain of the Information referenced in Item 7.01 below relates to Pinnacle West Capital Corporation’s (“Pinnacle West” or the “Company”) results of operations for its fiscal quarter ended June 30, 2005. This Information is attached hereto as Exhibits 99.2, 99.3, and 99.7.
     On June 27, 2005, the Company issued a press release regarding its financial results for its fiscal quarter year ended June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.9.
     The information being furnished pursuant to this Item 2.02 and in Exhibits 99.2, 99.3, 99.7, 99.9 and 99.10 of this report relating to the Company’s financial results for its fiscal quarter ended June 30, 2005 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     Exhibit 99.9 to this report contains certain “non-GAAP financial measures,” as defined in Item 10(e) of Regulation S-K of the Exchange Act. We describe these non-GAAP financial measures as “on-going earnings” and “on-going earnings per share.” Exhibit 99.9 contains a table that reconciles each of these non-GAAP financial measures to net income, which is the most directly comparable financial measure calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We believe on-going earnings provide investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Investors should note that these non-GAAP financial measures involve judgments by management, including whether an item is classified as an unusual item. We use on-going earnings, or similar concepts, to measure our performance internally in reports for management.

PINNACLE WEST CAPITAL CORPORATION
NON-GAAP MEASURE RECONCILIATION — NET INCOME (GAAP MEASURE)
TO ON-GOING EARNINGS (NON-GAAP MEASURE)
Item 7.01. Regulation FD Disclosure
Financial and Business Information
     The Company is providing quarterly consolidated statistical summaries, earnings variance explanations, and a glossary of relevant terms (collectively, “Information”) to help interested parties better understand its business (see Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8 and 99.10). This Information is concurrently being posted to the Company’s website at www.pinnaclewest.com. The Information may not represent all of the factors that could affect the Company’s operating or financial results for various periods. Some of the Information is preliminary in nature and could be subject to significant adjustment. Some of the Information is based on information received from third parties and may contain inaccuracies. The Company is not responsible for any such inaccuracies. Although the Company may update or correct the Information if it is aware that such Information has been revised or is inaccurate, the Company assumes no obligation to update or correct the Information and reserves the right to discontinue the provision of all or any portion of the Information at any time or to change the type of Information provided.

Item 9.01. Financial Statements and Exhibits
     (c) Exhibits.

Exhibit No.	Registrant(s)	Description
99.1	Pinnacle West Arizona Public Service Company (“APS”)	Pinnacle West Capital Corporation quarterly consolidated statistical summary (cover page and list of contents).
99.2	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the periods ended June 30, 2005 and 2004.
99.3	Pinnacle West APS	Pinnacle West Capital Corporation consolidated statistics by quarter for 2005.
99.4	Pinnacle West	Pinnacle West Capital Corporation consolidated statistics by quarter for 2004.
99.5	Pinnacle West	Pinnacle West Capital Corporation consolidated statistics by quarter for 2003.
99.6	Pinnacle West	Pinnacle West Capital Corporation consolidated statistics by quarter for 2002.
99.7	Pinnacle West APS	Pinnacle West Capital Corporation earnings variance explanations for periods ended June 30, 2005 and 2004 and condensed consolidated statements of income for the three and six months ended June 30, 2005 and 2004.
99.8	Pinnacle West APS	Glossary of Terms.
99.9	Pinnacle West APS	Earnings News Release issued on July 27, 2005.
99.10	Pinnacle West APS	Reconciliation of Operating Income to Gross Margin (Non-GAAP Measure).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: July 27, 2005	By:	/s/ Barbara M. Gomez
Barbara M. Gomez
Vice President and Treasurer

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: July 27, 2005	By:	/s/ Barbara M. Gomez
Barbara M. Gomez
Vice President and Treasurer

Exhibit Index

Exhibit
No.	Description
99.1	Pinnacle West Capital Corporation quarterly consolidated statistical summary (cover page and list of contents).

99.2	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the periods ended June 30, 2005 and 2004.

99.3	Pinnacle West Capital Corporation consolidated statistics by quarter for 2005.

99.4	Pinnacle West Capital Corporation consolidated statistics by quarter for 2004.

99.5	Pinnacle West Capital Corporation consolidated statistics by quarter for 2003.

99.6	Pinnacle West Capital Corporation consolidated statistics by quarter for 2002.

99.7	Pinnacle West Capital Corporation earnings variance explanations for periods ended June 30, 2005 and 2004 and condensed consolidated statements of income for the three and six months ended June 30, 2005 and 2004.

99.8	Glossary of Terms.

99.9	Earnings News Release issued on July 27, 2005.

99.10	Reconciliation of Operating Income to Gross Margin (Non-GAAP Measure).